Short Term Loan	12 Months Ended
Dec. 31, 2011
Short Term Loan [Abstract]
Short Term Loan
Note 11 - Short Term Loan

In August and December 2011 the Company received short term loans of $1,500 each from Bank Mizrahi and Bank Leumi L'Israel. The loans are for periods of nine months and twelve months, respectively and accrue interest at a rate of Libor + 3.70% and Libor + 3.8%, respectively.

In September and October 2010 the Company received short term loans from Bank Leumi L'Israel of approximately $677 and $691, respectively, denominated in New Israeli Shekels (NIS 2,500 each). The loans were each for a period of six months and accrued interest at a rate of 4.36% and prime + 1.05%, respectively. These loans were repaid in accordance with the original agreements. (Rate as of December 31, 2010 - 4.55%). See Note 17(D).